                                                                    EXHIBIT 99.1

TO BUSINESS EDITOR:

          Gateway Industries, Inc. Announces Intention to De-Register
          Its Common Stock With the Securities and Exchange Commission

            NEW YORK, Jan. 8 /PRNewswire-FirstCall/ -- Gateway Industries,  Inc.
(OTC Bulletin Board:  GWAY.OB) today announced that it intends to file a Form 15 on January 12, 2004 with the Securities  and Exchange  Commission to de-register its common  stock and suspend its  reporting  obligations  under the  Securities
Exchange  Act of  1934.  The  Company  expects  the  de-registration  to  become effective within ninety (90) days of the filing with the SEC.

            As a result of the filing of the Form 15, the  Company's  obligation to file with the SEC certain reports and forms,  including Forms 10-KSB,  10-QSB and 8-K, will immediately  cease. The Company  presently  intends to continue to provide its stockholders  with periodic  financial and other  information on its web site, http://www.gatewayindustries.com/. The Company's shares will no longer be listed on the OTC Bulletin  Board.  The Company  anticipates  that its shares will be traded on the Pink Sheets,  but can make no  assurances  that any broker will  make a market in the  Company's  common  stock.  The  "Pink  Sheets"  is a centralized quotation service that collects and publishes market maker quotes in real time, primarily through its web site, http://www.pinksheets.com/.

            The  Company's   Board  of  Directors   determined,   after  careful
consideration,  that  de-registering  is in the overall  best  interests  of the
Company's  stockholders.  Several  factors  were  considered  by  the  Board  of
Directors in making this decision, including the following:

            -- The elimination of disproportionately large costs associated with the preparation and filing of the Company's  periodic reports and other filings with the SEC;

            -- The  elimination  of  substantial  increases in legal,  audit and other costs  associated  with being a public  company in light of new regulations promulgated as a result of the Sarbanes-Oxley Act of 2002 and the SEC rules thereunder;

            -- The ability to improve  communications with stockholders;

            -- The nature and extent of current trading in the Company's  common stock, which is limited;

            -- The concentration of stock ownership in relatively few holders of the Company's common stock; and

            -- The lack of  analysts'  coverage  and minimal  liquidity  for the
               Company's common stock.

            Warren G. Lichtenstein,  Chairman and Chief Executive Officer of the
Company,  commented that "After careful  consideration by the Board of Directors and our  advisors,  we believe we can  deliver  significantly  more value to the stockholders as a non-reporting  company.  Particularly in view of the new rules promulgated under the Sarbanes-Oxley  Act of 2002, the administrative  costs and expenses  associated with continuing as a public company is difficult to justify from a financial and strategic  standpoint for a company of this size and market capitalization.  As a non-reporting  company,  we will significantly  reduce our legal  and  audit  fees and  senior  management  can  dedicate  more time to the company's  business and operations.  We are confident these advantages,  coupled with our improved ability to communicate with  stockholders and our intention to update stockholders with financial  information on the company's web site should optimize long-term stockholder value."

            Additionally,  effective  January 30,  2004,  Maritza  Ramirez  will resign  from her  position as Chief  Financial  Officer of the Company to pursue other interests.

            Statements included in this press release that are not historical in nature  are  "forward-looking  statements"  within the  meaning  of the  Private
Securities  Litigation Reform Act of 1995 (the "1995 Act"). The words "believe,"
"expect," "anticipate," "estimate," "guidance," "target" and similar expressions
identify   forward-looking   statements.   The  Company  cautions  readers  that
forward-looking statements are subject to certain risks and uncertainties, which could cause  actual  results to differ  materially  from those  projected in the forward-looking statements.  Certain risks and uncertainties are identified from time to time in the Company's reports filed with the SEC. The Company claims the protection of the safe harbor for  forward-looking  statements  contained in the
1995 Act.

SOURCE  Gateway Industries, Inc.
01/08/2004
/CONTACT:  Warren G. Lichtenstein of Gateway Industries, Inc.,
+1-212-758-3232/
/First Call Analyst: /
/FCMN Contact: /
/Web site:  http://www.gatewayindustries.com /
(GWAY)